SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 28, 2004
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                      Fortune Diversified Industries, Inc.
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                Exact Name of Registrant as Specified in Charter)


         Delaware                        0-19049              74-2504501
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State or Other Jurisdiction of         (Commission           (IRS Employer
Incorporation or Organization)         File Number)      Identification Number)


                6809 Corporate Drive, Indianapolis, Indiana 46278
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (317) 532-1374
                                                           --------------


                                       N/A
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   Former Name, Address and Former Fiscal Year, if Changed Since Last Report)

ITEM 5.         OTHER EVENTS

     On January 28, 2004, Fortune Diversified Industries, Inc. ("Fortune") announced that it has reached an agreement with Thomson Inc. to become the primary U.S. distributor for Thomson's commercial products group. The new subsidiary of Fortune will be called Commercial Solutions, Inc. Fortune, a publicly-traded firm whose interests include manufacturing, distribution, professional business services and telecommunications, is the parent company of several Indiana-based subsidiaries, and will base the distribution operation in Indianapolis.

     Information regarding this announcement is set forth in the press release dated January 28, 2004, attached hereto as Exhibit 99.1 and incorporated herein by reference. The Distributor Agreement between Thomson, Inc. and Commercial Solutions, Inc. is attached hereto as Exhibit 99.2 and incorporated herein by reference.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

                (c)     Exhibits

                Exhibit 99.1 - Press Release dated January 28, 2004.

                Exhibit 99.2 - Distributor Agreement.









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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FORTUNE DIVERISIFIED INDUSTRIES, INC.
                                                (Registrant)


Date:  January 28, 2004               By: /s/Carter M. Fortune
                                          --------------------
                                          Carter M. Fortune,
                                          Chief Executive Officer



Date:  January 28, 2004               By: /s/Amy Gallo
                                          --------------------
                                          Amy Gallo,
                                          Chief Financial Officer





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